                                                                  Exhibit 23(d)

                 CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                 --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  William H. T. Bush
                                  --------------------------------
                                  William H. T. Bush




Dated:   /s/  7/7/00
      -----------------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                  --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  Earle H. Harbison, Jr.
                                  ------------------------------------
                                  Earle H. Harbison, Jr.



Dated:   /s/  July 6th 2000
      -----------------------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                  --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  John A. O'Rourke
                                  ------------------------------
                                  John A. O'Rourke



Dated:   /s/  7-6-00
      ----------------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                  --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  Roger B. Porter
                                  -----------------------------
                                  Roger B. Porter, Ph.D.



Dated:   /s/  July 3, 2000
      ----------------------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                  --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  William J. Schicker
                                  ---------------------------------
                                  William J. Schicker



Dated:   /s/  June 30, 2000
      -----------------------

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR
                  --------------------------------------------

     The undersigned, pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, hereby consents to being named as a person about to become a Director of RightCHOICE Managed Care, Inc., a Delaware corporation ("New RIT"), in the Proxy Statement-Prospectus which forms a part of the Registration Statement on Form S-4 of New RIT to be filed by New RIT with the Securities and Exchange Commission in connection with the Agreement and Plan or Reorganization, dated as of March 14, 2000, by and among Blue Cross and Blue Shield of Missouri, RightCHOICE Managed Care, Inc., a Missouri corporation, The Missouri Foundation For Health, and RightCHOICE Managed Care, Inc., a Delaware corporation.



                                  /s/  Gloria W. White
                                  -----------------------------
                                  Gloria W. White



Dated:   /s/  June 30, 2000
      -----------------------